EXHIBIT 4.4

COMMON STOCK                                                        COMMON STOCK

NUMBER                                                                    SHARES
         [1"x1/2" stylized          VAUGHN
         version of the letter "V"]
                                    ----------------------------
                                    COMMUNICATIONS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                                                SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                             is the owner of
                                                        COMMON CUSIP 922383 10 4

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.10 PER SHARE, OF

                             VAUGHN COMMUNICATIONS, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

    WITNESS the facsimile signatures of its duly authorized officers.

                                                  Countersigned and Registered:
                                            CHEMICAL MELLON SHAREHOLDER SERVICES
                                                    Transfer Agent and Registrar

Dated:                                      By:
                                               -------------------------------
                                            Authorized Signature
                                                                --------------

    /s/ M. Charles Reinhart                 /s/ E.D. Willette
    SECRETARY                                 PRESIDENT

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -  AS TENANTS IN COMMON                          UNIF GIFT MIN ACT .........CUSTODIAN..........
TEN ENT -  AS TENANTS BY THE ENTIRETIES                                   (CUST.)            (MINOR)
JT TEN  -  AS JOINT TENANTS WITH RIGHT OF                                 UNDER UNIFORM GIFTS TO MINORS
          SURVIVORSHIP AND NOT AS TENANTS IN COMMON                       ACT.........................
          ADDITIONAL ABBREVIATIONS MAY ALSO BE USED                                   (STATE)
          THOUGH NOT IN THE ABOVE LIST.


    For value received ____________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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                PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

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         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
         AS WRITTEN ON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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                      THIS SPACE MUST NOT BE COVERED IN ANY WAY